Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2016, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2017	$3,528
2018	3,528
2019	3,528
2020	3,528
2021	3,528
Thereafter	52,920
Total minimum future lease payments (a)	$70,560
(a)  Minimum future lease payments exclude $22,944 of sublease rental income.
Rent expense was $4,051, $5,973 and $6,182 for 2016, 2015 and 2014, respectively.
The sale of the Assurant Employee Benefits segment to Sun Life did not impact the lease the Company has with Assurant for their principal office in Kansas City, Missouri, however, the Company will receive sublease income from Sun Life for their use of the building. Sublease income was $4,054 in 2016.
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.
Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.